GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

The Company performed the required annual impairment tests of goodwill at April 30, 2014 on fifteen reporting units. To determine the fair value of the Company’s reporting units, the Company uses a discounted cash flow model with market-based support as its valuation technique to measure the fair value for its reporting units. The discounted cash flow model uses five-year forecasted cash flows plus a terminal value based on a multiple of earnings. In addition, the Company applies gross margin and operating expense assumptions consistent with historical trends. The total cash flows were discounted based on a range between 8.6% to 14.0%, which included assumptions regarding the Company’s weighted-average cost of capital. The Company considered the current market conditions both in the U.S. and globally, when determining its assumptions. Lastly, the Company reconciled the aggregated fair values of its reporting units to its market capitalization, which included a reasonable control premium based on market conditions. As a result of the annual impairment tests of goodwill, no impairment was identified. The Company has no accumulated goodwill impairment.

Impairments of identifiable definite-lived and indefinite-lived intangible assets for the years ended December 31, 2013 and 2012 were $2.0 million and $5.2 million, respectively, and are included in “Restructuring and other costs” on the Consolidated Statements of Operations.

A reconciliation of changes in the Company’s goodwill by segment and in total are as follows (the segment information below reflects the 2015 structure for all periods shown):

(in thousands)	Dental Consumables, Endodontic and Dental Laboratory Businesses	Healthcare, Orthodontic and Implant Businesses	Select Developed and Emerging Markets Businesses	Total

Balance at December 31, 2012	$536,538	$1,539,761	$134,653	$2,210,952
Acquisition activity	42,998	9,901	—	52,899
Adjustment of provisional amounts on prior acquisitions	—	610	—	610
Effect of exchange rate changes	(5,483)	14,182	8,436	17,135
Balance at December 31, 2013	$574,053	$1,564,454	$143,089	$2,281,596
Acquisition activity	3,737	—	—	3,737
Adjustment of provisional amounts on prior acquisitions	—	(898)	—	(898)
Effect of exchange rate changes	(12,076)	(169,158)	(13,862)	(195,096)
Balance, at December 31, 2014	$565,714	$1,394,398	$129,227	$2,089,339

Identifiable definite-lived and indefinite-lived intangible assets consist of the following:

	December 31, 2014			December 31, 2013
(in thousands)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

Patents	$175,186	$(95,526)	$79,660	$181,847	$(91,736)	$90,111
Trademarks	75,645	(37,053)	38,592	85,922	(35,994)	49,928
Licensing agreements	34,638	(22,806)	11,832	31,950	(20,992)	10,958
Customer relationships	452,882	(104,703)	348,179	497,108	(82,381)	414,727
Total definite-lived	$738,351	$(260,088)	$478,263	$796,827	$(231,103)	$565,724

Trademarks and In-process R&D	$192,577	$—	$192,577	$229,599	$—	$229,599

Total identifiable intangible assets	$930,928	$(260,088)	$670,840	$1,026,426	$(231,103)	$795,323

Amortization expense for identifiable definite-lived intangible assets for 2014, 2013 and 2012 was $47.9 million, $46.2 million and $49.7 million, respectively. The annual estimated amortization expense related to these intangible assets for each of the five succeeding fiscal years is $45.4 million, $44.3 million, $43.3 million, $41.9 million and $41.7 million for 2015, 2016, 2017, 2018 and 2019, respectively.